SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): March 26, 2004

                                 ORAGENICS, INC.
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             (Exact name of registrant as specified in its charter)





            Florida                       000-50614               59-3410522
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
 incorporation or organization)                              Identification No.)
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  12085 Research Drive, Alachua, Florida                           32615
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 (Address of principal executive offices)                      (Zip Code)



                                 (386) 418-4018
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              (Registrant's telephone number, including area code)


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         Item 5. Other Events and Regulation FD Disclosure.

         On March 29, 2004 the Company issued a press release announcing that warrant holders exercised 83% of the 1,200,000 outstanding Series B warrants prior to their expiration on March 24, 2004. Exercise of 995,400 Series B warrants at the $3.00 exercise price resulted in a total of $2,986,200 million (U.S.) received by the Company. A copy of the press release is filed with this report as Exhibit 99.1 and incorporated by reference.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1     Press Release of the Company dated March 26, 2004.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ORAGENICS, INC.

                                        By: /s/ Mento A. Soponis
                                            ------------------------------------
                                            Mento A. Soponis
                                            President, Principal Executive
                                            Officer and a Member of
                                            the Board of Directors

Dated:  March 29, 2004